CIT Equipment Trust 2000-2
General Composition
at June 30, 2002

                                            Weighted              Weighted               Average
                        Current             Average               Average               Required
 Number                Required             Original             Remaining               Payoff
   of                   Payoff                Term                  Term                 Amount
Contracts               Amount               (Range)               (Range)               (Range)
---------               ------               -------               -------               -------
 52,534               $366,102,587         55.7 months           29.7 months             $6,969
                                        (18 to 121 months)    (0 to 102 months)     ($0 to $3,998,059)


Type of Contract
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Type of Contract                                   Contracts      Contracts        Amount          Amount
----------------                                   ---------      ---------        ------          ------
True Leases                                         39,023          74.28%      $225,451,643        61.58%
Finance Leases                                      13,169          25.07        103,170,105        28.18
Loans and other financing arrangements                 342           0.65         37,480,840        10.24
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======

CIT Equipment Trust 2000-2
Geographical Distribution
(Based on obligor billing address)
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
State                                              Contracts      Contracts        Amount          Amount
-----                                              ---------      ---------        ------          ------
Alabama                                                543           1.03%      $  2,466,136         0.67%
Alaska                                                  97           0.18            847,209         0.23
Arizona                                                897           1.71          7,188,924         1.96
Arkansas                                               271           0.52          1,712,274         0.47
California                                           6,830          13.00         47,201,064        12.89
Colorado                                             1,057           2.01          5,835,633         1.59
Connecticut                                          1,010           1.92          6,676,279         1.82
Delaware                                               446           0.85          1,213,447         0.33
District of Columbia                                   362           0.69          2,582,198         0.71
Florida                                              3,228           6.14         21,240,556         5.80
Georgia                                              1,538           2.93         11,803,177         3.22
Hawaii                                                  38           0.07            125,773         0.03
Idaho                                                  216           0.41          1,389,391         0.38
Illinois                                               683           1.30          6,900,451         1.88
Indiana                                                714           1.36          5,381,541         1.47
Iowa                                                   205           0.39            874,763         0.24
Kansas                                                 279           0.53          7,443,684         2.03
Kentucky                                               426           0.81          2,456,758         0.67
Louisiana                                              434           0.83          2,088,611         0.57
Maine                                                   46           0.09            184,536         0.05
Maryland                                             1,112           2.12          6,628,991         1.81
Massachusetts                                        2,209           4.20         14,980,263         4.09
Michigan                                             2,037           3.88         16,271,163         4.44
Minnesota                                              865           1.65          5,989,619         1.64
Mississippi                                            257           0.49          1,355,122         0.37
Missouri                                               902           1.72          7,290,328         1.99
Montana                                                153           0.29            873,612         0.24
Nebraska                                               173           0.33          1,065,981         0.29
Nevada                                                 295           0.56          1,517,200         0.41
New Hampshire                                          366           0.70          1,987,233         0.54
New Jersey                                           3,150           6.00         25,820,517         7.05
New Mexico                                             270           0.51          1,105,038         0.30
New York                                             5,224           9.94         34,356,985         9.38
North Carolina                                       1,337           2.55          8,429,696         2.30
North Dakota                                            48           0.09            247,082         0.07
Ohio                                                 1,582           3.01          7,640,338         2.09
Oklahoma                                               489           0.93          2,883,518         0.79
Oregon                                                 588           1.12          6,514,675         1.78
Pennsylvania                                         2,585           4.92         16,304,325         4.45
Rhode Island                                           197           0.37          1,079,348         0.29
South Carolina                                         531           1.01          4,091,705         1.12
South Dakota                                            54           0.10            317,738         0.09
Tennessee                                              925           1.76          4,342,624         1.19
Texas                                                4,157           7.91         31,006,191         8.47
Utah                                                   408           0.78          2,961,203         0.81
Vermont                                                152           0.29            466,424         0.13
Virginia                                             1,322           2.52         10,587,885         2.89
Washington                                             952           1.81          8,945,662         2.44
West Virginia                                          166           0.32            884,129         0.24
Wisconsin                                              624           1.19          4,255,432         1.16
Wyoming                                                 84           0.16            290,156         0.08
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======

CIT Equipment Trust 2000-2
Payment Status
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Days Delinquent                                    Contracts      Contracts        Amount          Amount
---------------                                    ---------      ---------        ------          ------
Current, including 1 to 30 day
   delinquent contracts                             48,711          92.72%      $344,525,594        94.11%
31-60 days delinquent                                2,060           3.92         11,669,482         3.19
61-90 days delinquent                                  834           1.59          5,248,075         1.43
91-120 days delinquent                                 428           0.81          2,310,766         0.63
Over 120 days delinquent                               501           0.95          2,348,669         0.64
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======


Types of Equipment
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Type of Equipment                                  Contracts      Contracts        Amount          Amount
-----------------                                  ---------      ---------        ------          ------
Telecommunications                                  11,373          21.65%      $135,317,586        36.96%
Computers & Point-of-Sale                           33,811          64.36        123,658,600        33.78
Medical / Healthcare                                   159           0.30         36,122,869         9.87
Automotive Diagnostic Equipment                      3,025           5.76         21,466,666         5.86
General Office Equipment / Copiers                   2,466           4.69         19,013,187         5.19
Construction                                           243           0.46          7,826,457         2.14
Other(1)                                               689           1.31          7,691,157         2.10
Manufacturing                                          346           0.66          6,571,342         1.79
Printing                                               105           0.20          2,711,390         0.74
Transportation                                          72           0.14          2,186,110         0.60
Computer Software                                      103           0.20          2,163,724         0.59
Commercial / Retail Fixtures                           142           0.27          1,373,499         0.38
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======

(1) Includes $457,141 as the largest and $11,163 as the average Required Payoff Amount

CIT Equipment Trust 2000-2
Required Payoff Amount
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Required Payoff Amount                             Contracts      Contracts        Amount          Amount
----------------------                             ---------      ---------        ------          ------
0 - 5,000.00                                        40,248          76.61%      $ 66,439,986        18.15%
5,000.01 - 10,000.00                                 6,116          11.64         43,170,841        11.79
10,000.01 - 15,000.00                                2,135           4.06         25,879,315         7.07
15,000.01 - 25,000.00                                1,780           3.39         34,096,673         9.31
25,000.01 - 50,000.00                                1,283           2.44         44,096,991        12.04
50,000.01 - 100,000.00                                 543           1.03         37,377,779        10.21
100,000.01 - 150,000.00                                160           0.30         19,549,787         5.34
150,000.01 - 250,000.00                                131           0.25         25,027,549         6.84
250,000.01 - 500,000.00                                 94           0.18         32,228,416         8.80
500,000.01 - 1,000,000.00                               34           0.06         22,957,205         6.27
1,000,000.01 - 1,500,000.00                              7           0.01          8,016,342         2.19
1,500,000.01 - 2,500,000.00                              2           0.00          3,263,643         0.89
2,500,000.01- 5,000,000.00(1)                            1           0.00          3,998,059         1.09
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======

(1) Includes $3,998,059 as the largest Required Payoff Amount.


Remaining Term
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Remaining Terms of Contracts                       Contracts      Contracts        Amount          Amount
----------------------------                       ---------      ---------        ------          ------
        (months)
 0-12                                               25,388          48.33%      $ 74,429,881        20.33%
13-24                                               14,819          28.21         75,709,030        20.68
25-36                                               10,050          19.13        135,697,434        37.07
37-48                                                2,127           4.05         41,009,275        11.20
49-60                                                   58           0.11          7,696,174         2.10
61-72                                                   16           0.03          2,453,925         0.67
73-84                                                    0           0.00                  0         0.00
85-96                                                   64           0.12         22,140,175         6.05
97-120                                                  12           0.02          6,966,693         1.90
                                                    ------         ------       -------------      ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       =============      ======

CIT Equipment Trust 2000-2
Types of Obligor
at June 30, 2002

                                                                   % of
                                                                   Total                           % of
                                                    Number         Number         Required        Required
                                                      of             of            Payoff          Payoff
Type of Obligor                                    Contracts      Contracts        Amount          Amount
---------------                                    ---------      ---------        ------          ------
Service Organizations(1)                            21,581          41.08%      $139,273,086        38.04%
Manufacturing                                        5,972          11.37         56,795,913        15.51
Medical/Healthcare                                   2,247           4.28         52,222,845        14.26
Retail & Wholesale                                   6,832          13.00         42,120,423        11.51
Transportation                                       1,771           3.37         17,590,345         4.80
Other(2)                                             7,304          13.90         23,009,702         6.29
Financial Services                                   3,673           6.99         21,926,982         5.99
Construction                                         1,900           3.62          5,966,774         1.63
Printing & Copy Centers                                575           1.09          3,565,287         0.97
Resources                                              472           0.90          1,688,375         0.46
Government                                             177           0.34          1,638,885         0.45
Machine Tools                                           30           0.06            303,970         0.08
                                                    ------         ------       ------------       ------
   Total                                            52,534         100.00%      $366,102,587       100.00%
                                                    ======         ======       ============       ======

(1) Primarily Business Services (51%); Engineering, Accounting and Research (13%); Other Service Organizations (11%); and Communications (4%).

(2) Includes $457,141 as the largest Required Payoff Amount belonging to a single obligor.


As shown in the table above, the servicer's records list 6.29% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 4.26% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 2.03% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                                                    % of
                                                    Number                       Required         Required
Obligors (including contracts                         of                          Payoff           Payoff
   securing vendor loans)                          Contracts                      Amount           Amount
-----------------------------                      ---------                      ------           ------
Top 5                                                 435                       $19,887,475        5.43%


The industries in which the top 5 obligors conduct business are Service Organizations, Manufacturing, Retail and Wholesale Trade, and Financial Services.

CIT Equipment Trust 2000-2
Scheduled Payment
at June 30, 2002

   Collection          Scheduled          Collection          Scheduled
     Period            Cashflows            Period            Cashflows
     ------            ---------            ------            ---------
Positive Rent Due    $ 8,134,345.59
        July-2002     20,356,617.66       November-2006     $556,667.59
      August-2002     21,280,987.26       December-2006      535,076.08
   September-2002     19,801,457.24        January-2007      535,076.08
     October-2002     19,626,139.72       February-2007      535,076.08
    November-2002     18,898,799.15          March-2007      528,313.92
    December-2002     18,444,679.39          April-2007      543,949.76
     January-2003     18,659,890.63            May-2007      505,544.40
    February-2003     17,689,333.14           June-2007      492,000.60
       March-2003     17,266,490.76           July-2007      492,663.69
       April-2003     16,992,570.47         August-2007      429,548.03
         May-2003     15,378,254.81      September-2007      462,336.71
        June-2003     13,849,346.28        October-2007      411,206.25
        July-2003     12,120,612.23       November-2007      411,206.25
      August-2003      9,687,546.67       December-2007      411,206.25
   September-2003      8,398,050.55        January-2008      411,206.25
     October-2003      7,846,546.21       February-2008      411,206.25
    November-2003      7,615,384.36          March-2008      411,206.25
    December-2003      7,641,593.68          April-2008      411,207.25
     January-2004      7,578,253.40            May-2008      408,251.65
    February-2004      7,393,827.91           June-2008      408,251.65
       March-2004      7,343,827.94           July-2008      408,251.65
       April-2004      7,392,585.34         August-2008      408,251.65
         May-2004      7,154,828.08      September-2008      408,251.65
        June-2004      7,004,573.10        October-2008      408,251.65
        July-2004      6,979,336.86       November-2008      408,251.65
      August-2004      6,474,870.64       December-2008      408,251.65
   September-2004      5,574,697.60        January-2009      408,251.65
     October-2004      4,740,578.06       February-2009      408,251.65
    November-2004      4,205,598.70          March-2009      408,251.65
    December-2004      3,774,772.15          April-2009      408,251.65
     January-2005      3,601,011.36            May-2009      408,251.65
    February-2005      3,395,390.78           June-2009      408,251.65
       March-2005      3,198,256.97           July-2009      408,251.65
       April-2005      2,878,562.97         August-2009      408,251.65
         May-2005      2,383,223.35      September-2009      408,251.65
        June-2005      1,877,437.06        October-2009      386,881.79
        July-2005      1,408,647.32       November-2009      352,702.52
      August-2005        922,710.29       December-2009      348,414.64
   September-2005        757,192.01        January-2010      348,414.64
     October-2005        714,305.82       February-2010      348,414.64
    November-2005        689,612.72          March-2010      408,076.07
    December-2005        680,087.98          April-2010      314,138.63
     January-2006        679,720.22            May-2010      237,687.17
    February-2006        648,879.59           June-2010      250,611.83
       March-2006        646,364.34           July-2010       94,819.91
       April-2006        644,324.77         August-2010       36,009.35
         May-2006        628,448.74      September-2010       36,009.35
        June-2006        632,515.11        October-2010       36,009.35
        July-2006        617,786.46       November-2010       21,792.64
      August-2006        608,911.36       December-2010       21,792.64
   September-2006        594,088.62        January-2011               -
     October-2006        584,980.07